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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 1997
                                                         -----------------------

                         FIRSTPLUS FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



          NEVADA                         0-27550                75-2561085
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(State or other jurisdiction of     (Commission File           (IRS Employer
       incorporation)                    Number)             Identification No.)

1600 VICEROY, 8TH FLOOR, DALLAS, TEXAS                                  75235
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (214) 599-6400
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                            RAC FINANCIAL GROUP, INC.
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(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     The Registrant files herewith the exhibit listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS
            --------

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99       Press Release


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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRSTPLUS FINANCIAL GROUP, INC.
                                  (Registrant)


Date: December 22, 1997           /s/ William P. Benac
                                  ----------------------------------------------
                                  William P. Benac
                                  Chief Financial Officer


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                                INDEX TO EXHIBITS




    EXHIBIT                                                         SEQUENTIALLY
      NO.                            EXHIBIT                       NUMBERED PAGE
---------------   ----------------------------------------------   -------------

      99             Press Release


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